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                                                           EXHIBIT 99.6


                          Avalon Bay Communities, Inc.


                                  March 9, 1998


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Special Note: Statements in the Bay Apartment Communities, Inc. Web site relating to Bay's ownership, management, development and acquisition of multifamily apartment communities are forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, among others, local economic and market conditions which are beyond management's control and may adversely affect occupancy rates and market rents; the possibility that the Company may not be able to successfully integrate large portfolio acquisitions in new markets with its current business operations; and additional factors discussed periodically in the Company's reports filed with the Securities and Exchange Commission.



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                                Table of Contents

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                                    I.     Transaction Summary

                                    II.    The Combined Company

                                    III.   Financial Highlights

                                    IV.    Conclusion



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                               Transaction Summary



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                               Transaction Summary
                                    Overview

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-    Preeminent Luxury Apartment Company

-    National High "Barrier-to-Entry" Strategy

-    Significant Presence in Top 10 Apartment Markets

-    Expanded Construction and Reconstruction Capabilities

-    $3.7 Billion Total Market Capitalization

-    Superior Shareholder Value Creation



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                               Transaction Summary

--------------------------------------------------------------------------------

-    Company Name:              Avalon Bay Communities, Inc.

-    Exchange Ratio:            .7683 BYA shares issued per AVN share

-    Accretion:                 $0.15 estimated in 1999

-    Dividend:                  Increased from $1.68 to $2.04

-    Accounting Treatment:      Purchase Accounting

-    Board Composition:         9 Independents, 3 Members of Senior
                                Management

-    Headquarters:              Alexandria, VA; Super-regional Offices
                                in San Jose, CA and Wilton, CT

-    Anticipated Closing:       June 1998



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                               Transaction Summary
                                 Common Heritage
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     -   Identical High "Barrier-to-Entry" Strategies

     -   Similar Backgrounds as Investment Developers/ Builders

     -   Consistent High Quality Asset and Resident Profile

     -   "Superior Resident Service" Ethic

     -   Similar Capital Structures and Financing Strategies



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                               Transaction Summary
                               Merger Integration

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     -   Management and Board Committed to Integration Process

     -   Merger Integration Firms Retained

     -   "Best Practices" Focus

     -   Relocation of President & C.O.O.

     -   Scaleable Information Systems

     -   Waiving Acceleration of Options and Grants



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                               Transaction Summary
                                  Post-Closing

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     -   $2.7 Billion of Combined Equity, including Preferred Stock

     -   $1.0 Billion of Combined Debt

     -   140 Communities (1) with 40,506 Apartment Homes

     -   16 States (including D.C.), 29 Distinct Markets




     ------------------
     (1)  Includes Communities under development and in lease-up.



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-------------------------------------------------------------------------------
                              The Combined Company



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                              The Combined Company
                             Office of the Executive

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                               Executive Chairman
                                Gilbert M. Meyer
                       -   Real Estate Strategy
                       -   Construction and Reconstruction
                       -   West and National New Business

                             Chief Executive Officer
                               Richard L. Michaux
                       -   Corporate and Financial Management
                       -   Integration
                       -   Internal and External Communication
                       -   Mid-Atlantic New Business
                                 (line to Meyer)
                                President & C.O.O.
                                Charles H. Berman
                       -   Daily Operations
                       -   Strategy Implementation
                       -   Best Practices
                       -   Northeast and National New Business
                               (line to Michaux)

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                              The Combined Company
                                Senior Management

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                               Executive Chairman
                                Gilbert M. Meyer


                             Chief Executive Officer
                               Richard L. Michaux
                                 (line to Meyer)

                               President & C.O.O.
                                Charles H. Berman
                                (line to Michaux)

       CFO          Development/       Property Operations      Investments
Thomas J. Sargent   Acquisitions          Robert H. Slater   Jeffrey B. Van Horn
 (line to Michaux)   Bryce Blair         (line to Berman)      (line to Michaux)
                   (line to Berman)

               Integration       Construction           Administration
              Max L. Gardner    Morton L. Newman       Debra Lynn Shotwell
            (line to Michaux)   (line to Berman)        (line to Michaux)


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                              The Combined Company
                              Organizational Model

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     -   Office of the Executive-Executive Chairman, CEO and President

          -   Each Serves on Board of Directors
          -   New Business
          -   Mentorship

     -   Localized Acquisition, Development and Construction

     -   Regionalized Property Operations

     -   Senior Vice President--Investments

         -    Capital Strategies and Allocation
         -    Strategic Market Research and New Business
         -    Investment Performance Evaluation


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                              The Combined Company
                             Strength of Management

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     -   "Local Sharpshooter" in All Markets

     -   Unparalleled Management Expertise
         -    Acquisition
         -    Development
         -    Construction
         -    Reconstruction
         -    Property Operations

     -   Significant Management Bench Strength

     -   Incentive Compensation to Encourage Employee Retention



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                              The Combined Company
                                Office Locations

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[Map of the United States indicating corporate headquarters and regional office.]



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                              The Combined Company
                       Offices and Development Communities

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[Map of the United States indicating development community, corporate headquarters and regional office.]


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                              The Combined Company
                               Community Locations

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[Map of the United States indicating development community, community, pre-sale community, corporate headquarters and regional office.]



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                              The Combined Company
                                Portfolio Summary

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                              Bay        Avalon         Combined
                              ----       ------        ----------

Current Communities            58         66              124

Development Communities         5         11               16

Homes(1)                   17,957        22,549          40,506

States                          3        13(2)             16(2)

Markets                        11          18               29

Average Age(3)                  8           8               8

Economic Occupancy(4)        96.6%        96.2%            96.4%


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(1)   Includes homes under development.
(2)   Includes District of Columbia.
(3) Average age based on year constructed or reconstructed and excludes communities under reconstruction.
(4)   Reflects average economic occupancy for stabilized communities for 1997.


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                              The Combined Company
                               Community Locations
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                 Number of Communities                Number of Homes
                 ---------------------               -----------------
         Current     Development   Development Current   Development Development
        Communities  Communities    Rights    Communities Communities  Rights

State


California     55       5            1            15,558    1,708    200
Connecticut    7        2            5            2,778     403      883
Illinois       3        -            1            887       -        200
Indiana        2        -            -            376       -         -
Maryland       12       1            -            3,430     96        -
Massachusetts  5        1            3            1,172     171      800
Michigan       3        -            -            983       -         -
Minnesota      3        -            -            904       -         -
New Jersey     5        2            3            2,008     620      1,182
New York       5        3            5            968       841      1,770
Ohio           1        -            -            264       -         -
Oregon         1        -            -            279       -         -
Rhode Island   1        -            -            225       -         -
Virginia       18       2            1            5,421     694      165
Washington     2        -            -            412       -         -
Washington,    1        -            -            308       -         -
 D.C
              ----    -----        -----         -----    -----     -----
Total        124        16           19           35,973    4,533    5,200
             ---        --           --           ------    -----    ------



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                              The Combined Company
                       Geographic Diversification by State
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[Pie chart of Bay representing               [Pie chart of Avalon representing
geographic diversification                    geographic diversification by
by state]                                     state]



Note:    By number of Apartment Homes.  Does not include communities under development.



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                              The Combined Company
                       Geographic Diversification by State

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[Pie chart of Bay/Avalon combined representing geographic diversification by state.]


    -----------------------------------
    Note: By number of Apartment Homes. Does not include communities under development.


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                              The Combined Company
                       Geographic Diversification by Market
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[Pie chart representing Bay/Avalon combined geographic diversification by market.]


--------------------------
Note: By number of Apartment Homes. Does not include communities under development.



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                              The Combined Company
                Strength of Markets - Top Ten Apartment Markets

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   ----------------------------------------------------------------------------
   Metropolitan Area           Bay             Avalon           Combined

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   1.   San Francisco           x                                   x
   2.   Orange County           x                                   x
   3.   Boston                                    x                 x
   4.   San Jose                x                                   x
   5.   New York/Nassau Suffolk                   x                 x
   6.   San Diego               x                                   x
   7.   Oakland/East Bay        x                                   x
   8.   Seattle                 x                 x                 x
   9.   Los Angeles             x                                   x
   10.  Minneapolis                               x                 x

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        ------------------
        Source:  Jan/Feb Multi-Housing News, 1998.



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                              Financial Highlights


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                              Financial Highlights
                           Combined Capital Structure

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[Pie chart representing combined capital structure.]



                                        Preferred Equity
                                             9%

                                                              Debt
                                                               28%

    Common
    Equity
      63%



                    $3.7 Billion Total Market Capitalization



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                              Financial Highlights
                            Combined Debt Composition

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[Pie chart representing combined debt composition.]


            Fixed Rate                             Fixed Rate
           Secured Debt                           Unsecured Debt
               6%                                      45%




Fixed Rate
Tax-Exempt
  Debt
   36%

                                                           Unsecured
                                   Variable Rate         Credit Facility
                                   Tax-Exempt Debt             7%
                                        6%


                             $1.0 Billion Total Debt


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                              Financial Highlights
                         Debt Summary as of 12/31/97 (1)
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       ($ in millions)           Weighted Average  Weighted Average    Principal
                                   Interest Rate   Years to Maturity    Balance

     -------------------------------------------------------------------------
Conventional - Fixed Rate Mortgages      7.792%           5.7           $58.2

Unsecured Debt - Fixed Rate              6.794%           7.3           $460.0

Tax - Exempt - Fixed Rate Bonds          6.581%           21.4          $376.8

Tax - Exempt - Variable Rate Bonds       4.765%           25.3          $63.7

Unsecured Credit Facility           Libor + 0.90%          2.3          $75.5
                                    ------------         ----------    --------
Total/Weighted Average                  6.626%             13.1         $1,034.2
                                     ==========           ======        ========


-------------------
(1) Pro Forma for $150 million notes issued by Bay on January 20, 1998 and $100 million notes issued by Avalon on January 22, 1998. Proceeds of both offerings were used to reduce the respective lines of credit.

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                                   Conclusion

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                                   Conclusion
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*  Preeminent Luxury Apartment Home Company in the U.S.

*  Significant Presence in Top 10 Apartment Markets

*  Shareholder Value Creation

    * $0.07 per Share Accretion Estimated for Remainder of 1998

    * $0.15 per Share Accretion Estimated for 1999

    * $0.36 Dividend Increase

    * Low Cost of Capital and Expanded Growth Platform


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                          Avalon Bay Communities, Inc.